PROMISSORY NOTE

$150,000.00	Dallas, Texas	August 24, 2007

FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay to the order of CTI Petroleum, Inc., (together with its successors and assigns, the "Lender"), the principal sum of $150,000.00, plus interest at the rate provided for herein on the unpaid balance of this promissory note (“Note”) outstanding from time to time hereunder until the same is paid in full. The maturity date (“Maturity Date”) of this Note shall be October 24, 2007, at which time all principal and accrued interest is due.

Lender will disburse $60,000.00 of the principal balance of this Note on the date hereof, and $90,000.00 upon written request by Borrower on or after August 31, 2007.

Interest shall be payable on this Note on the first day of each month prior to the Maturity Date, beginning October 1, 2007.

The unpaid principal amount of this Note shall bear interest (i) until maturity (whether by acceleration or otherwise) at all times during which there has not occurred or then exists an Event of Default, at a rate per annum equal to the lesser of (a) the Applicable Rate or (b) the Legal Rate (as hereinafter defend); and (ii) after the Maturity Date, as well as at all times during which there has occurred or then exists an Event of Default, at a rate per annum equal to the lesser of (a) ten percent (10.00%) per annum above the Applicable Rate (the "Default Rate") or (b) the Legal Rate (the Applicable Rate and the Default Rate, whichever is in effect at any particular time, being hereinafter referred to as the "Contract Rate"). The term "Applicable Rate" shall mean seven percent (7%) per annum, compounded semi-annually.

Borrower may prepay this Note at any time, in whole, but not in part, without prepayment penalty or fee.

The Borrower shall make each payment due hereunder not later than 2:00 p.m. (Central Standard Time) on the day when due, in lawful money of the United States of America (in freely transferable U. S. dollars and in immediately available funds), at such place or places identified by Lender by ACH Transfer. BY WRITTEN NOTICE TO THE BORROWER, THE LENDER MAY REQUEST BORROWER TO MAKE SUCH PAYMENTS AT OTHER PLACES AND BY OTHER METHODS AND BORROWER SHALL THEREAFTER MAKE SUCH PAYMENTS IN ACCORDANCE WITH SUCH WRITTEN NOTICE FROM LENDER.

Exhibit 10.1

If, at any time during the term of this Note the Lender has not received payment on or before five (5) days after such payment is due, the Borrower shall pay to the Lender, promptly on demand, as liquidated damages, a late payment charge of $75.00.

The following shall be Events of Default under this Note: the failure to make an installment of principal or interest due hereunder on or before five (5) days after such payment is due.

If an Event of Default occurs and is not cured within any applicable cure period, or the undersigned or any indorser, guarantor or accommodation party (or any of them) fails to pay this Note when due (by demand, upon maturity, upon acceleration or otherwise), Lender may at its option and without prior notice to the undersigned or any indorser, guarantor or accommodation party (or any of them) (i) exercise any one or more of the rights and remedies granted by this Note, or given to a creditor under applicable law, including, without limitation, the right to accelerate this Note; and (ii) declare a default under any other note, agreement or instrument, whether now existing or hereafter entered into, with the Lender or any Affiliate of the Lender. The Borrower agrees that upon the occurrence of an Event of Default, the Borrower shall pay all costs and expenses actually incurred by Lender (including, without limitation, reasonable attorneys' fees and disbursements) incident to the enforcement, collection, protection or preservation of any right or claim of the Lender under the Note, including any such fees or costs incurred in connection with any bankruptcy or insolvency proceeding of Borrower.

If at any time the relevant Contract Rate exceeds the Legal Rate, the interest payable hereunder shall be computed upon the basis of the Legal Rate, but any subsequent reduction in the relevant Contract Rate shall not reduce the applicable interest rate hereunder below the Legal Rate until the aggregate amount of interest accrued and payable hereunder equals the total amount of interest which would have accrued hereunder if the applicable interest rate hereunder had been at all times computed solely on the basis of the relevant Contract Rate.

No agreements, conditions, provisions or stipulations contained in this Note, or the default of the undersigned, or the exercise by the holder hereof of the right to accelerate the payment or the maturity of principal and interest, or to exercise any option whatsoever contained herein, or in any other agreements between the undersigned and Lender, or the arising of any contingency whatsoever, shall entitle the holder of this Note to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal law as now or as may hereinafter be in effect, including, as to article 5069-1.04 Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" (the "Legal Rate") and in no event shall the undersigned be obligated to pay interest exceeding such Legal Rate; and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the undersigned to pay a rate of interest exceeding the legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Legal Rate. In the event any interest is charged in excess of the Legal Rate (the "Excess"), the undersigned acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such excess shall be first applied to reduce the principal then unpaid hereunder; second, applied to reduce any obligation for other indebtedness of the undersigned to Lender; and third, returned to the undersigned, it being the intention of the parties hereto not to enter at any time into an usurious or other illegal relationship. The undersigned recognizes that such an unintentional result could inadvertently occur. By execution of this Note, the undersigned covenants that (i) the credit or return of any Excess shall constitute the acceptance by the undersigned of such Excess, and (ii) the undersigned shall not seek or pursue any other remedy, legal or equitable, against Lender or any holder hereof based, in whole or in part, upon the charging or receiving of any interest in excess of the Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender or any holder hereof, all interest at any time contracted for, charged or received by Lender or any holder hereof, in connection with this Note, shall be amortized, prorated, allocated and spread in equal parts during the entire term of the Note.

Exhibit 10.1

All notices required or permitted under this Note shall be in writing and shall be deemed to have been delivered upon actual delivery at the addresses provided below, or by confirmed facsimile at the facsimile number provided below. Either party may change its address or facsimile number upon five (5) days written notice to the other party.

If to Lender:	CTI Petroleum, Inc.
700 Technology Drive
Pittsburgh, Pennsylvania 15219

If to Borrower:	Consolidated Oil and Gas, Inc.
316 Main Street, Suite L
Humble TX 77338

All computations by Lender of the principal balance of this Note or the interest due hereunder are conclusive absent manifest error on the part of Lender.

This Note represents the final understanding of the Borrower and Lender with respect to the subject matter contained herein. No provision of this Note may be amended or waived except in a written agreement signed by the Borrower and the Lender. No waiver of any provision of this Note shall constitute a waiver or consent to any similar or other breach by Borrower of this Note.

THE UNDERSIGNED AND ALL ACCOMMODATION PARTIES, GUARANTORS AND ENDORSERS, IF ANY, (i) WAIVE DEMAND AND NOTICE OF DEMAND, (ii) WAIVE PRESENTMENT, NOTICE OF INTENTION TO DEMAND, PROTEST AND NOTICE OF PROTEST, NOTICE OF DISHONOR, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, AND ALL OTHER NOTICES OTHER THAN AS EXPRESSLY PROVIDED, (iii) AGREE THAT NO EXTENSION OR INDULGENCE TO THE UNDERSIGNED OR RELEASE OR NON-ENFORCEMENT OF ANY SECURITY, WHETHER WITH OR WITHOUT NOTICE, SHALL AFFECT THE OBLIGATIONS OF ANY ACCOMMODATION PARTY, GUARANTOR OR ENDORSER, AND (iv) AGREE TO REIMBURSE THE HOLDER OF THIS NOTE FOR ANY AND ALL COSTS AND EXPENSES INCURRED IN COLLECTING OR ATTEMPTING TO COLLECT ANY AND ALL PRINCIPAL AND INTEREST UNDER THIS NOTE (INCLUDING, BUT NOT LIMITED TO, COURT COSTS AND REASONABLE ATTORNEYS' FEES, WHETHER IN-HOUSE OR OUTSIDE COUNSEL IS USED AND WHETHER SUCH COSTS AND EXPENSES ARE INCURRED IN FORMAL OR INFORMAL COLLECTION ACTIONS, FEDERAL BANKRUPTCY PROCEEDINGS, APPELLATE PROCEEDINGS, PROBATE PROCEEDINGS, OR OTHERWISE).

Exhibit 10.1

THIS NOTE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

This Note shall bind the undersigned and the undersigned's respective successors and assigns.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

BORROWER:

CONSOLIDATED OIL AND GAS, INC.

By:
Name:
Title:

Exhibit 10.1